Exhibit 99.2
Investor Presentation September, 2008

Legal Disclaimer This summary is for informational purposes only and does not constitute an offer or solicitation to purchase or sell securities of Juniper Content Corporation. Certain statements in this summary may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this summary, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; competition; unexpected changes in technologies and technological advances; ability to commercialize and sell products and services; results of experimental studies; research and development activities; changes in, or failure to comply with, governmental regulations; and the ability to obtain adequate financing in the future. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of Juniper Content Corporation's Securities and Exchange Commission filings available at http://www.sec.gov. 3

Juniper Content Corporation Building brands for the digital future 5 Focusing on the underserved Hispanic market

Investment Highlights ¡Sorpresa! is dedicated to becoming "the" brand for Hispanic kids and their families in this fast growing market ¡Sorpresa! is the first and only 24/7 Hispanic children's television network broadcast exclusively in Spanish, approaching 1.2 million subscribers in 22 of the top 25 Hispanic television markets, and anticipates reaching the 1.5 million subscriber milestone later this year SorpresaTV.com is well positioned to become a leading online destination, connecting to Hispanic kids and their parents. ¡Sorpresa! has teamed up with Major League Soccer to launch an innovative youth soccer campaign that promotes active and healthy lifestyles Accomplished management team and Board with multi-platform and Hispanic media experience An independent appraisal completed during Q4 2007 valued the net tangible and intangible assets acquired in the Firestone Merger on January 19, 2007 at approximately $16 million 7

First Quarter Financing Received approximately $2.2 million in a private placement in Q1 of 2008 Senior 7% Convertible Preferred Shares plus warrants The preferred stock is convertible into common stock at $3.20 per share 7% dividend beginning in 2010, paid quarterly in cash or kind 9 The structure and pricing of the financing supports a value for the Company beyond that currently reflected in the market

Current Operations ¡Sorpresa! has affiliation agreements with all the major cable MSO's including TimeWarner, Cablevision and Comcast; is the only 24/7children's cable network broadcast exclusively in Spanish We provide network origination services to AmericaOne, The Documentary Channel as well as ¡Sorpresa! at our uplink facility in Fort Worth, Texas, along with third-party production services Currently, we derive revenue principally from cable affiliate fees, advertising sales, production services, uplink and facility fees 11

Management Team Stuart B. Rekant, Chairman & CEO, Juniper Content; President and CEO, ¡Sorpresa! - Executive, entrepreneur and producer with 30 years in media and entertainment - HBO, US News Productions, WinStar Herbert J. Roberts, Senior VP, CFO, and Secretary, Juniper Content; Executive VP, ¡Sorpresa! - Financial Executive with 30 years of experience - CBS, Helicon Cable, Prudential Securities Christopher Firestone, Executive VP of Digital Media and Broadcast Operations * - 10 years Media Executive - The William Morris Agency, independent and commercial film production Maria Badillo, Senior VP of Programming* - 15 years domestic/ international youth programming/ production - Discovery Kids En Espanol, Univision Network, MTV Latino America Jon Dubin, VP of Advertising/Sales* - more than 20 years in Hispanic media advertising - Mobile Fleet Media, Zoom Media Group, Univision Communications, Inc., Fox Sports International Tim Kelly, VP of Affiliate Sales and Marketing* - 10 years in Hispanic general consumer and markets marketing - DISH Network/Echostar Communications, Charter Communications Kate Condon, Executive Producer, SorpresaTV.com - 10 years Internet, TV marketing and portal/web design - AOL (Cartoon Network, Nintendo), Henninger Media (Discovery Channel) * Firestone Communications Inc, DBA ¡Sorpresa! 13

Juniper Content Board of Directors Stuart B. Rekant Chairman of the Board Raymond K. Mason Vice Chairman of the Board........... Connemara Capital/Charter Group John K. Billock, Director .............. Time Warner Cable, HBO Steven G. Chrust, Director ........... Centripetal Capital Partners, SGC Advisory Services Bert A. Getz, Jr., Director ............. Globe Corporation, Wintrust Financial Richard Intrator, Director ............. Philanthria, Paine Webber Inc. Paul Kramer, CPA, Director .......... Kramer Love & Cutler, Ernst & Young 15

What Makes ¡Sorpresa! Special The only Spanish language cable television network dedicated to Hispanic kids In-culture In-language Connecting to their Hispanic heritage Targeting to 2-17 year olds Available on cable and other digital platforms including MobiTV and Brightcove Premium programming from around the world Principally purchased rather than produced At a competitively lower programming cost Specials & Holiday-specific programs Celebrating the uniqueness of Hispanic cultural heritage SorpresaTV.com Platform to become the leading online destination for quality entertainment and education dedicated to Hispanic youth and a brand extension of the network 17 Ideal vehicle for advertisers targeting the fastest growing and youngest U.S. demographic

U.S. Channels Targeting Kids Kids Blocks in Spanish English/SAP 24/7 In-Culture In-Language 10 Unique within its market

Competitive Landscape 21 ¡Sorpresa! 's unique approach delivers broad content and format variety in Spanish with a Hispanic appeal for each segment of its audience; preschool, 6- 11 and teens, with more premiere series, specials and original productions, tailor made for Hispanic kids General entertainment channels dedicated to the Hispanic market like Univision, Telemundo and TV Azteca only cater to kids with limited hours of programming, mainly during weekends to fulfill FCC requirements Strong emphasis on preschoolers, dubbed versions of shows from their English language networks like V-Me and Discovery Familia with no original productions tailor made for Latino kids in the US General entertainment English-language channels like Cartoon Network, Disney and Nickelodeon only cater to US Hispanic kids through the SAP option with no direct connection to the audience

¡Sorpresa! The World You Imagine 23 Launched new look and on-air promotional campaign in February

Hispanic Cable and Satellite Audience

- **Conversion to Digital – 36 million digital cable[1] and 31 million[2] digital satellite subscribers now approaching 60% of the 112 million TV households[1]**
- **Increased attention from cable and satellite operators on Hispanic demographic**
  - Cable operators utilizing Hispanic packages as part of their digital tier rollout plans
    - DirecTV's Paratodos 1.0 million subs[1]
    - Echostar's Dish Latino 1.2 million subs[1]
- **Total US Hispanic TV Households = 12.1 million, and is expected to grow to 12.7 million by 2009[3]**
  - Cable TV - 52% penetration of total Hispanic households[4]
  - Satellite TV - 30% penetration of total Hispanic households[4]
  - Verizon FiOs and AT&T – 4% penetration of total Hispanic households[4]
- **Hispanic subscriber penetration by Demographic Market Area (DMA)**
  - Top 10 Hispanic DMAs represent 55% or 6.2 million TV households[1]
  - Top 20 Hispanic DMAs represent 72% or 8.1 million TV households[1]
- **78% of bilingual Hispanics watch programming in Spanish weekly[4]**
  - 59% watch children's programs every week[4]
  - 27% watch Spanish language programming for kids[4]
  - 62% of Hispanic households have children[5]

[1] SNL Kagan, 2008
[2] Dish and DirecTV 10Q, 6/30/08
[3] Nielsen, January 2008
[4] Focus Latino VIII 2008 Horowitz and Associates
[5] US Census Bureau, July 2008

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¡Sorpresa! Distribution

Available through

- Cablevision
- Charter
- Comcast
- Cox
- Brighthouse
- Time Warner
- NCTC
- OneLink
- Liberty Cablevision of Puerto Rico

Percentage of residents in the country identifying as Hispanic

- 0.0% - 6.0%
- 6.0%-17.4%
- 17.4%-34.7%
- 34.7%-61.1%
- 61.1%-100.0%



Available in 22 out of the 25 top Hispanic DMAs

● S! Distribution ● S! n/a

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¡Sorpresa! Subscriber Growth 29 1,130,000 Subscribers Anticipate reaching the 1.5 million subscriber milestone later this year 25%

31 SorpresaTV.com Currently targeting Hispanic kids ages 6-11 featuring ¡Sorpresa! Network content, games, user generated content, and other areas of interest including our initiative with Major League Soccer, which combines local grassroots outreach, online and TV programming elements Expanding the target demo to also include Hispanic preschoolers and their parents to become the destination of choice for this category Gateway to vWorld Corporation Ltd.'s ClubTime Machine, one of the only Spanish-language virtual worlds. ¡Sorpresa! has secured exclusive US Spanish-language distribution rights to CTM as well as the non-exclusive rights to the English version A site where Hispanic kids and their parents can be entertained and educated through activities that speak to their cultural background Revenue generator and platform for brand extension

The Brand for Hispanic Youth Culturally relevant/ Latino identity Category trend setter Original Productions Magazine Entertainment Sports Acquisitions Animation Live Action Movies Specials & On-Air Culturally relevant Season based Latino look & feel Exclusivity US Territory Linear channel Internet & Broadband Mobile & VOD Traditional & New Media Sales material 33 ¡Sorpresa! taps into Latino kids' lives with engaging programming available anytime, anywhere

Hispanic Advertising Opportunity Fastest growing US segment 45.5 million residents, over 15.1% of population1 1 in 4 are under 14 years of age1 Spanish-language advertising continues to outperform the general market2 Hispanic buying power increasing to $862 billion, or 8.6%, per year, with an estimate of $1 trillion in 2008, and expectations to exceed $1.2 trillion by 20123 Hispanic advertising market is projected to grow 4.4% in 2008 compared to 0.6% growth for the general market2 Hispanics under-indexed Just 3.3% of ad dollars spent on 14.7% of population1,4 1 U.S. Census July 2007 (May 2008 release) 2 Advertising Age's Hispanic Fact Pack Report, 2008 3 Hispanic Telligence, 2008 4 Ad Week 2007 35 Large, growing and underserved demographic

19 Expanding Digital Platforms Driving Demand For Content Cable TV and DBS growth Digital cable subscribers estimated to grow 11% to 39.2 million by the end of the second quarter of 2008, from 36 million in 20071 DBS reached 31 million homes at June 2008 from 30 million in June 20072 Video-On-Demand growth VOD spending is estimated to rise from $4.2 billion in 2007 to $12 billion in 2012, a 23.5% compound annual increase4 Kids programming represented 29% of total "free" VOD orders in Q1 2008, just behind movies, a 5% increase from 20073 New forms of advertising emerging via VOD Other internet, broadband and mobile delivery platforms growing Internet access over the next four years, is estimated to be the fastest growing consumer segment of the entertainment and media industry, growing at a 11.9% compound annual growth rate4 US broadband penetration exceeded 54% of US households in 20075 Mobile video subscribers in the US totaled 13.9 million in Q1 2008 compared to 8.4 million in Q1 2007, a growth of 165%6 Currently more than 23 million Hispanics online, and estimated to reach 30 million by 20127 Market becoming more customized and niche-oriented

Our Growth Strategy Expand ¡Sorpresa! Network and Digital Community Diversify brand into original programming, licensing and merchandising Make SorpresaTV.com the leading destination for Hispanic kids and their parents Leverage our other operations for future growth Utilize uplink capability and production facilities to expand content relationships Build expertise in other content categories and expand distribution capabilities to serve emerging digital platforms Expand our current operations and infrastructure through acquisitions Acquire branded content media and entertainment businesses Develop digital communities around these and other high-growth opportunities 20

Summary Balance Sheet 21 June 30, 2008 Assets: Current Assets $ 3,766,000 Programming assets, net 16,029 Property and equipment, net 2,543,591 Restricted cash 94,710 Intangible assets, net 8,824,537 Goodwill 157,166 Other assets 57,495 Programming rights long-term 328,401 Total Assets $ 15,787,929 Liabilities and Stockholders' Equity: Total liabilities $ 4,683,387 Total stockholders' equity 11,104,542 Total liabilities and stockholders' equity $ 15,787,929

Summary Statements of Operations 22 Three Months Ended June 30, 2008 Three Months Ended June 30, 2007 Revenues $ 594,004 $ 583,755 Expenses: Operating cost of services 840,676 799,778 Selling, general and administrative 1,713,402 1,368,294 Advertising 199,177 122,161 Depreciation and amortization 768,422 630,173 Loss from operations (2,927,673) (2,336,651) Other income (expense) (48,786) 96,258 Loss before benefit for income taxes (2,976,459) (2,240,393) Benefit for income taxes 385,220 1,202,255 Net loss $ (2,591,239) $ (1,038,138)

Investment Summary Establish the ¡Sorpresa! brand as the leading media destination for Hispanic kids and their families Build on ¡Sorpresa!'s first mover status in Hispanic children's programming to secure a significant position in the expanding Hispanic marketplace on television, on the internet and other media platforms Capitalize on the high-growth Hispanic media market and its increasing importance of this growing demographic to advertisers and marketers Expand operations and infrastructure through the acquisition of other media and entertainment businesses Leverage the skills of an accomplished management team and Board with significant media experience 23 Be the leading Hispanic brand for kids and their families

What Hispanic Families Want The following is based upon a survey of heads of Hispanic households Top 12 Programming Genres Watched Weekly Among Hispanics with Children Under 18 in the Home1 Top 12 Programming Genres Watched Weekly Among Hispanics with Children Under 18 in the Home1 Local News 91% Programming for Children 75% Documentary/Nature Shows 70% Movies on TV 69% Comedies or Sitcoms 63% Sporting Events 57% Sports News 53% Cooking, Home Decorating, Home Improvement 53% Reality Show 52% Novelas (Soap Operas) 45% Drama Series 45% Music Videos 38% 1Focus Latino VIII, Horowitz Associates, Inc., August 2008 47 Exhibit A

Hispanic Households are Younger and Have More Children1 % Total Households % Hispanic Household K2-11 36 68 K6-11 21 39 Teens 22 37 W18-34 30 51 W18-49 58 85 1Nielsen, 2007 49 Exhibit B

¡Sorpresa! Ranks High Among Viewer Interest in Hispanic Networks This survey found that of all the channels tested, ¡Sorpresa! is one of the channels in highest demand among the respondents surveyed 1 Latino VII, Horowitz Associates, Inc. August 2007 Rankings of Value Ratings1 History Channel en Espanol 47% Cine Mexicano 40% ¡Sorpresa! 39% MTV TR3S 39% Teleformula 37% Canal 52MX 37% DocuTV 36% ESPN Deportes 35% Utilisima 33% Latele Novela 29% TBN Enlace 29% TV Colombia* 16% TV Chile* 14% *Note small sample of Colombians and Chileans in study 26 Exhibit C

Cable Network Business Model Average Cable Network Profitability Statistics for 20071 Net Revenue 100.0% Programming Expenses 43.4% Gross Margin 53.8% SG&A Expenses 17.7% Cash Flow 36.1% 1 2007 SNL Kagan Research estimates Exhibit D 27

Firestone Facility Exhibit E 28 Network Origination Facility Network Operations Center - State-of-the-art fiber and satellite services facility located in Fort Worth, Texas Fully automated digital master control and uplink - Pop with 24 lines on SBC fiber backbone Tape and Tape-less playback environment C-Band and KU downlink capability 8-network capacity @ 4.5 MHz Production Services Operation Fully digital facility with full-services production capability Editing, graphics, sound stages, control room Significant Hispanic expertise

Firestone Transaction Overview Exhibit F 57 On January 19, 2007, Juniper Content acquired all the capital stock of Firestone, which owns and operates ¡Sorpresa!, for 2,676,127 shares of Juniper Content Common stock plus warrants to purchase an additional 250,000 shares plus up to 2 million warrants exercisable at $5.00 contingent on achieving certain milestones in 2007 and 2008 All of Firestone's debt which exceeded $3 million was retired; the remaining $3 million of outstanding debt to a major Juniper Content shareholder is non-recourse to the ¡Sorpresa! Network and related programming assets and services as well as Juniper Content The purchase price of $8,220,140 was based on the value of Juniper Content's common stock in August of 2006 ($6,529,750), the value of the non-contingent warrants issued ($82,000) and direct acquisition costs ($1,608,390) incurred in the transaction